EXHIBIT 10.2

THIRD AMENDMENT TO
THE SECOND AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT
This THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT (this “Amendment”), dated as of November 17, 2016 amends the Second Amended and Restated Series 2010-6 Supplement (as amended prior to the date hereof, the “Series 2010-6 Supplement”), dated as of November 5, 2013, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed     on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2010-6 Noteholders (in such capacity, the “Series 2010-6 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2010-6 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and (x) in connection with the extension of the due date for any repayment of principal of any Note and (y) in connection with certain other amendments, the Required Noteholders of a Series of Notes;
WHEREAS, pursuant to Section 11.11 of the Series 2010-6 Supplement, (x) the Series 2010-6 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2010-6 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;
WHEREAS, the parties desire to amend the Series 2010-6 Supplement to, among other things, (w) extend the Scheduled Expiration Date, (x) replace Schedule I thereto with a new Schedule I in the form of Schedule A to this Amendment, (y) make certain changes to comply with the Bail-In Legislation (as defined herein) and (z) add certain other provisions regarding Anti-Corruption Laws and Sanctions (each as defined herein);

WHEREAS, ABRCF has requested the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and the Series 2010-6 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2010-6 Agent, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder have agreed to, make the amendments described above as set forth herein;
NOW, THEREFORE, it is agreed:
1.Amendment of Definitions. (a) The following defined terms, as set forth in Article I(b) of the Series 2010-6 Supplement, are hereby amended and restated as follows, (i) by deleting each term thereof which is lined out and (ii) by inserting each term thereof which is double underlined:
“Non-Deferrable Draw Amount” means, with respect to any Purchaser Group as of any Increase Date, an amount equal to the lesser of (i) the excess, if any, of (x) 10% ~~20%~~ of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group over (y) the portion of any Increase Amounts funded by such Purchaser Group during the preceding thirty-five (35) days pursuant to a Non-Deferrable Increase Notice or, to the extent of any decrease pursuant to Section 2.3(e) in the Delayed Amount set forth in a Delayed Funding Notice delivered by such Purchaser Group, a Deferrable Increase Notice and (ii) the excess, if any, of (x) the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group over (y) the sum of (1) the Purchaser Group Invested Amount with respect to such Purchaser Group and (2) any unfunded Delayed Amounts with respect to such Purchaser Group, in each case as of such Increase Date.
“Scheduled Expiry Date” means, with respect to any Purchaser Group, November 30, 2018 ~~2017~~, as such date may be extended in accordance with Section 2.6(b).
(b)    Article (I)(b) of the Series 2010-6 Supplement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to ABCR or its Affiliates from time to time concerning or relating to bribery or corruption.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b)

any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.
“Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any Sanctions (including, as of November 17, 2016, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.Amendment to Article XI. Article XI of the Series 2010-6 Supplement is hereby amended by adding the following Section 11.27 thereto:

Section 11.27. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Supplement, any other Related Document or in any other agreement, arrangement or understanding among the parties hereto or any other such parties to the Related Documents, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Supplement or any other Related Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Supplement or any other Related Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
3.Amendment to Article VIII. (a) Section 8.1 of the Series 2010-6 Supplement is hereby amended by adding the following clause (e) thereto:
(e)    The Administrator hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank and each Non-Conduit Purchaser that it has implemented and maintains in effect policies and procedures designed to ensure compliance by the Administrator, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Administrator, its Subsidiaries and their respective officers and directors and to the knowledge of the Administrator its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Administrator or any of its Subsidiaries being designated as a Sanctioned Person. None of the Administrator, any Subsidiary or any of their respective directors, officers or employees is a Sanctioned Person. No use of proceeds of any Increase will directly or, knowingly, indirectly violate Anti-Corruption Laws or applicable Sanctions.

(b) Section 8.2 of the Series 2010-6 Supplement is hereby amended by (i) deleting the period at the end of clause (n) thereof and inserting “; and” in lieu thereof and (ii) adding the following clause (o) thereto:

(o)    they will maintain in effect and enforce policies and procedures designed to ensure compliance by the Administrator, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

4.Amendment of Schedule I. Schedule I of the Series 2010-6 Supplement is hereby deleted in its entirety and substituted with Schedule I, as it appears in Schedule A hereto.
5.Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2010-6 Agent) hereby authorize and direct the Trustee and Series 2010-6 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
6.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2010-6 Supplement.
7.This Amendment shall become effective on the date (the “2016 Extension Amendment Effective Date”) that is the later of (a) the date hereof or (b) the first date on which each of the following have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2010-6 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) each Non-Conduit Purchaser and each Funding Agent shall have received a copy of a letter, in form and substance satisfactory to such Non-Conduit Purchaser and Funding Agent, from DBRS, and ABRCF and the Trustee shall have received a copy of a letter from Moody’s, in each case stating that this Amendment to the Series 2010-6 Supplement will not result in a reduction or withdrawal of the rating (in effect immediately before the effectiveness of this Amendment) of any outstanding Series of Notes with respect to which it is a Rating Agency (including with respect to the Series 2010-6 Notes), (iii) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2010-6 Noteholders shall have been delivered to the Trustee and the Series 2010-6 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, (vi) ABRCF shall have issued and directed the Trustee to authenticate, and the Trustee shall have authenticated, a Series 2010-6 Note in the name of the Funding Agent with respect to the Additional Purchaser Group in an amount equal to the Maximum Purchaser Group Invested Amount with respect to such Purchaser

Group (after giving effect to the effectiveness of this Amendment), and shall have delivered such Series 2010-6 Note to such Funding Agent, (vii) the first amendment to the Series 2015-3 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived, (viii) each Purchaser Group shall have been paid all amounts due to it pursuant to Section 9 hereof and (ix) the Administrative Agent and each Purchaser Group shall have received payment of any fees payable to it in connection with this Amendment.
8.Pursuant to Section 2.6(e) of the Series 2010-6 Supplement, ABRCF hereby adds Barton Capital S.A. as an Additional CP Conduit Purchaser and Societe Generale as the Related Additional APA Bank (together, the “Additional Purchaser Group”) and the related Additional Funding Agent, with the applicable Maximum Purchaser Group Invested Amount set forth on Schedule A to this Amendment. The Purchaser Group Addition Date with respect to such additions shall be the 2016 Extension Amendment Effective Date. By its execution hereof, (x) the Administrative Agent consents to such additions and (y) the Administrative Agent and each other Purchaser Group waive any advance notice requirement pursuant to Section 2.6(e) of the Series 2010-6 Supplement in connection with such additions. The administrative information with respect to such additional Purchaser Group is set forth on Schedule B hereto.
9.On the 2016 Extension Amendment Effective Date, each Non-Conduit Purchaser and each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser shall be deemed hereby to make or accept, as applicable, an assignment and assumption of a portion of the Series 2010-6 Invested Amount, as directed by the Administrative Agent, with the result being that after giving effect thereto, the Purchaser Group Invested Amount with respect to each such Purchaser Group shall equal the product of (x) Series 2010-6 Invested Amount on the 2016 Extension Amendment Effective Date and (y) the Commitment Percentage of such Purchaser Group on the 2016 Extension Amendment Effective Date after giving effect to the effectiveness of this Amendment and the changes in the Maximum Purchaser Group Invested Amounts made hereby and in furtherance hereof. No Purchaser Group shall be required to make any assignment of any portion of its Purchaser Group Invested Amount unless such assigning Purchaser Group shall receive in cash an amount equal to the reduction in its Purchaser Group Invested Amount.
10.From and after the 2016 Extension Amendment Effective Date, all references to the Series 2010-6 Supplement shall be deemed to be references to the Series 2010-6 Supplement as amended hereby.
11.This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
12.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

EXHIBIT 10.2

SCHEDULE I TO SECOND AMENDED AND RESTATED SERIES 2010-6 SUPPLEMENT
CP Conduit Purchaser Groups

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Conduit Type	Purchased Percentage
1.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$200,000,000	Pooled Funding Conduit Purchaser	10.5263%
2.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$300,000,000	LIBOR Funding Conduit Purchaser	15.7895%
3.	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	Credit Agricole Corporate and Investment Bank	100%	$200,000,000	Pooled Funding Conduit Purchaser	10.5263%
4.	Versailles Assets LLC	Versailles Assets LLC	Natixis, New York Branch	100%	$100,000,000	Pooled Funding Conduit Purchaser	5.2632%
5.	Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	100%	$150,000,000	Pooled Funding Conduit Purchaser	7.8947%
6.	Fairway Finance Company, LLC	Bank of Montreal	BMO Capital Markets Corp.	100%	$125,000,000	Pooled Funding Conduit Purchaser	6.5789%

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Conduit Type	Purchased Percentage
7.	Gresham Receivables (No. 28) Limited	Gresham Receivables (No. 28) Limited	Lloyds Bank plc	100%	$100,000,000	Pooled Funding Conduit Purchaser	5.2632%
8.	Thunder Bay Funding, LLC	Royal Bank of Canada	Royal Bank of Canada	100%	$200,000,000	Pooled Funding Conduit Purchaser	10.5263%
9.	Barton Capital S.A.	Societe Generale	Societe Generale	100%	$200,000,000	Pooled Funding Conduit Purchaser	10.5263%

Non-Conduit Purchasers

	Non-Conduit Purchaser	Maximum Purchaser Group Invested Amount	Purchased Percentage
1.	Bank of America, National Association	$200,000,000	10.5263%
2.	SunTrust Bank	$125,000,000	6.5789%

ADMINISTRATIVE INFORMATION FOR ADDITIONAL PURCHASER GROUP

Contact Information
Societe Generale
500 West Jackson Blvd
Suite 500
Chicago, Illinois 60661
Attention: Martin Finan, Managing Director
Robert Paschke, Funding Manager
Email: US-SEC-BARTON@SGCIB.COM
Telecopier: 312-894-6255

Account Information

Societe Generale – New York
Account Name: Barton DDA
ABA No.: 026-004-226
Account Number: 00197491
Reference: Barton Capital / AVIS – SERIES 2010-6 VFN

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Senior Vice President and Treasurer

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2010-6 Agent

By:	/s/ Michelle L. Brumwell
Name:	Michelle L. Brumwell
Title:	Vice President

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Adam J. Kimek
Name:	Adam J. Kimek
Title:	Executive Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

AGREED, ACKNOWLEDGED AND CONSENTED:

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Managing Director

BARTON CAPITAL S.A., as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Martin J. Finan
Name:	Martin J. Finan
Title:	Managing Director

SOCIETE GENERALE, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Martin J. Finan
Name:	Martin J. Finan
Title:	Managing Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

CHARIOT FUNDING LLC, as a CP Conduit Purchaser under the Series 2010-16 Supplement
JPMorgan Chase Bank, N.A., its attorney-in-fact
By:	/s/ Adam J. Kimek
Name:	Adam J. Kimek
Title:	Executive Director
JPMORGAN CHASE BANK, N.A. as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Adam J. Kimek
Name:	Adam J. Kimek
Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as an APA Bank under the Series 2010-6 Supplement

By:	/s/ Adam J. Kimek
Name:	Adam J. Kimek
Title:	Executive Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Sam Pilcer
Name:	Sam Pilcer

Title:	Managing Director
By:	/s/ Roger Klepper
Name:	Roger Klepper
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Roger Klepper
Name:	Roger Klepper
Title:	Managing Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Non-Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Nina C. Austin
Name:	Nina C. Austin
Title:	Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

THUNDER BAY FUNDING, LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	Royal Bank of Canada, as
Attorney-in-fact

By:	/s/ Kevin P. Wilson
Name:	Kevin P. Wilson
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Funding Agent and an APA Bank under the Series 2010-6 Supplement

By:	/s/ Kevin P. Wilson
Name:	Kevin P. Wilson
Title:	Authorized Signatory

By:	/s/ Austin J. Meler
Name:	Austin J. Meler
Title:	Authorized Signatory

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

VERSAILLES ASSETS LLC, as a CP Conduit Purchaser and an APA Bank under the Series 2010-6 Supplement

By:	Global Securitization Services, LLC its Manager

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Senior Vice President

NATIXIS, NEW YORK BRANCH, as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Terrance Gregersen
Name:	Terrence Gregersen
Title:	Executive Director

By:	/s/ Michael R. Sierko
Name:	Michael R. Sierko
Title:	Managing Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

VICTORY RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Nicolas Mounier
Name:	Nicolas Mounier
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. as an APA Bank under the Series 2010-6 Supplement

By:	/s/ Nicolas Mounier
Name:	Nicolas Mounier
Title:	Director

SUNTRUST BANK, as a Non-Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

BANK OF MONTREAL, as an APA Bank under the Series 2010-6 Supplement

By:	/s/ Christopher L. Clark
Name:	Christopher L. Clark
Title:	Vice President

FAIRWAY FINANCE COMPANY, LLC, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	Vice President

BMO CAPITAL MARKETS CORP., as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ John Pappano
Name:	John Pappano
Title:	Managing Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

GRESHAM RECEIVABLES (NO. 28) LIMITED, as an APA Bank under the Series 2010-6 Supplement

By:	/s/ Ariel Pinel
Name:	Ariel Pinel
Title:	Director

GRESHAM RECEIVABLES (NO. 28) LIMITED, as a CP Conduit Purchaser under the Series 2010-6 Supplement

By:	/s/ Ariel Pinel
Name:	Ariel Pinel
Title:	Director

LLOYDS BANK PLC, as a Funding Agent under the Series 2010-6 Supplement

By:	/s/ Jonathan Ferris
Name:	Jonathan Ferris
Title:	Director

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement

AVIS BUDGET CAR RENTAL, LLC, as Administrator

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Senior Vice President and Treasurer

Signature Page to Third Amendment to the Second A&R Series 2010-6 Supplement